Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Innocoll Holdings plc (the "Company") on Form 10-Q for the quarter ended March 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to such officer’s knowledge:

1.  The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Anthony P. Zook
Name: Anthony P. Zook
Title: Chief Executive Officer
Date: May 10, 2017

/s/ Jose Carmona
Name: Jose Carmona
Title: Chief Financial Officer
Date: May 10, 2017